Supplement dated June 17, 2024 to the Prospectus and Summary Prospectus, each dated May 1, 2024, as may be revised or supplemented from time to time, for the following fund:
LOOMIS SAYLES BOND FUND
(the “Fund”)
Effective July 1, 2024, Loomis, Sayles & Company, L.P. has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.65%, 0.90%, 1.15% and 0.60% of the Fund’s average daily net assets for Institutional Class, Retail Class, Admin Class, and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2026.
Accordingly, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Retail Class	Admin Class	Class N
Management fees[1]	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b‑1) fees	0.00%	0.25%	0.25%	0.00%
Other expenses	0.15%	0.15%	0.36%[2]	0.07%
Total annual fund operating expenses	0.70%	0.95%	1.16%	0.62%
Fee waiver and/or expense reimbursement[3]	0.05%	0.05%	0.01%[4]	0.02%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.65%	0.90%	1.15%	0.60%

[1]
The Fund’s operating expenses have been adjusted to reflect a reduction in management fees, effective as of July 1, 2023, as if reduction had been in effect during the fiscal year ended December 31, 2023. The information has been adjusted to better reflect anticipated expenses of the Fund.

[2]	Other expenses include an administrative services fee of 0.21% for Admin Class shares.
[3]
Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.65%, 0.90%, 1.15% and 0.60% of the Fund’s average daily net assets for Institutional Class, Retail Class, Admin Class, and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2026 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

[4]
In order to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement do not exceed the amounts disclosed in the table, the Adviser may voluntarily waive additional advisory fees and/or other expenses. This may result in Admin Class shareholders realizing a total annual fund operating expense after fee waiver and/or expense reimbursement lower than 1.15% of the Fund’s average daily net assets. This additional waiver may be terminated at any time.

Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the examples for Institutional and Retail classes are based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$66	$214	$380	$862
Retail Class	$92	$293	$516	$1,158
Admin Class	$117	$367	$637	$1,407
Class N	$61	$195	$342	$771

Supplement dated June 17, 2024 to the Statement of Additional Information, dated May 1, 2024, as may be revised or supplemented from time to time, for the following fund:
LOOMIS SAYLES BOND FUND
(the “Fund”)
Effective July 1, 2024, Loomis, Sayles & Company, L.P. has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.65%, 0.90%, 1.15% and 0.60% of the Fund’s average daily net assets for Institutional Class, Retail Class, Admin Class, and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2026.
Accordingly, the table regarding expense limits within the section “Investment Advisory and Other Services” is amended and restated as follows with respect to the Fund:

Fund	Expense Limit	Date of Undertaking
Loomis Sayles Bond Fund		July 1, 2024
Institutional Class	0.65%
Retail Class	0.90%
Admin Class	1.15%
Class N	0.60%